Exhibit 4.1

NUMBER

C-

SHARES

ACHAOGEN

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 004449 10 4

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

ACHAOGEN, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the Bylaws, as amended, of the Corporation (copies of which are on file with the Corporation and with the Transfer Agent and Registrar), to all of which each holder, by acceptance hereof, assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
WELLS FARGO BANK, N.A.

TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING INCORPORATED - MINNEAPOLIS

THE CORPORATION IS AUTHORIZED TO ISSUE TWO CLASSES OF STOCK, COMMON STOCK AND PREFERRED STOCK. THE BOARD OF DIRECTORS OF THE CORPORATION HAS AUTHORITY TO FIX THE NUMBER OF SHARES AND THE DESIGNATION OF ANY SERIES OF PREFERRED STOCK AND TO DETERMINE OR ALTER THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON ANY UNISSUED SHARES OF PREFERRED STOCK.

THE CORPORATION SHALL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHALL BE MADE TO THE CORPORATION’S SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UTMA – Custodian
(Cust) (Minor)
TEN ENT	– as tenants by entireties	under Uniform Transfers to Minors

JT TEN	– as joint tenants with right of survivorship	Act
	and not as tenants in common	(State)
Additional abbreviations may also be used though not in the above list.

For value received hereby sell, assign, and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

                                                                                                                                                                                     Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                                                                                            Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.